Exhibit 99.1

CSX Corp. Announces Leadership Transition

Steve Angel Appointed Chief Executive Officer Effective September 28

Operating Performance Remains Strong and Still Expect Full-Year Volume Growth

JACKSONVILLE, Fla., September 29, 2025 -- CSX Corp. (NASDAQ: CSX) today announced that its Board of Directors has named Steve Angel as President and Chief Executive Officer, and a member of the Board, effective September 28. He succeeds Joe Hinrichs, who has departed from the company as President, CEO, and Board member. Angel will work closely with the Board and management team to ensure a seamless transition. CSX’s operating performance remains strong, and the company still expects to deliver full-year volume growth.

Angel is an accomplished executive with over 45 years of experience leading large, public companies and generating strong shareholder returns. He has a long and proven track record of leading high-performing teams, fostering a collaborative culture, and driving operational excellence and growth, while maintaining disciplined capital allocation and attractive returns on capital.

“We are excited to welcome Steve as our new CEO. He is a visionary in creating long-term value and an expert in guiding companies through significant transformation. The Board conducted a very targeted process, and Steve was the clear choice to lead CSX,” said John Zillmer, Chairman of CSX. “The Board is laser-focused on advancing CSX’s strategic priorities and maximizing shareholder value, and we are confident Steve has the right skillset, expertise, and background to help us deliver our next phase of growth.”

Over Angel’s long career as CEO of Linde plc, and its predecessor Praxair, Inc., companies under his leadership have created significant and sustained shareholder value. During Angel’s tenures, Linde and Praxair generated total shareholder returns of 219% and 257%, respectively. Since the combination of Linde AG and Praxair, the company’s market capitalization has grown by 141%, a $131 billion increase in value, outperforming the S5MATR Index and creating the world’s largest industrial gases and engineering company.

Angel was CEO of Praxair from 2007-2018. After its merger with Linde in 2018, he became CEO of the combined company until 2022, when he was named Chair. He plans to retire from Linde’s Board in January 2026. He began his career at General Electric where he held a variety of management positions for over 22 years and worked directly with locomotive and rail operations.

“I’m truly honored to step into the role of CEO and am grateful for the trust that John and the Board of Directors have placed in me,” said Angel. “It’s a privilege to join a company with such a proud history and an incredibly dedicated team of over 23,000 employees who are working tirelessly to connect industries, communities, and economies. My top priorities will be to ensure the safety of the railroad and our employees, deliver reliable service to our customers, and increase value for our shareholders. I look forward to working in partnership with the team and the Board as we continue to build on CSX’s strong momentum, advancing key initiatives aimed at driving long-term growth.”

Zillmer continued, “On behalf of the Board, I also want to sincerely thank Joe for his leadership over the past three years. We appreciate his service and his many contributions to CSX. His dedication to strengthening our operations and investing in our people and culture has laid a strong foundation as we enter this exciting next chapter.”

“It has been a privilege to serve as CEO of CSX. I am proud of the progress we have made in improving performance, strengthening customer relationships, and building a culture centered on safety and collaboration,” said Hinrichs. “I am grateful to our team for their hard work and commitment – they are among the best and brightest in the business. I leave with pride for all that we have accomplished together and have full confidence that under Steve and the Board’s leadership, the Company will continue to grow stronger, delivering lasting value to all our stakeholders.”

About Steve Angel

Steve Angel served as Linde Chief Executive Officer from 2018 to 2022, and Chairman since 2022. He plans to retire from Linde’s Board effective January 31, 2026.

During his tenure, he oversaw the successful integration of Linde AG and Praxair, Inc., which created the world’s largest industrial gases and engineering company. Prior to Praxair’s merger with Linde, Angel served as Chairman, President, and Chief Executive Officer from 2007 to 2018, helping guide Praxair through significant transformation while identifying and pursuing strategic growth initiatives. He first joined Praxair in 2001 as Executive Vice President, responsible for Praxair's businesses in North America, Europe, and Asia. He was later named President and Chief Operating Officer in 2006.

Angel began his career at General Electric, where he spent 22 years in a variety of management positions, working directly with locomotive and rail operations. This early operational grounding shaped his leadership approach, combining deep industry knowledge with a focus on performance, safety, and people.

He serves as Non-Executive Chairman of the Board of Directors of GE Vernova, where he is a member of the Nominating and Governance Committee, and on the Board of Directors at GE Aerospace, where he chairs the Management Development and Compensation Committee. In addition, he is a member of the Board of Directors of Stoke Space Technologies, and has previously served as director of PPG Industries, the Hydrogen Council, and the US-China Business Council, and as co-chair of the US-Brazil CEO Forum. He is also a graduate member of The Business Council, where he served on the executive committee.

Angel has received numerous awards and recognition throughout his career. In 2020, he was awarded North Carolina State University’s Watauga Medal, the university’s highest non-academic honor, for his decades of service to the university. In 2019, he was given The American-German Institute’s Leadership Award, which recognized Linde’s commitment to making the world more productive and its contribution to the German-American partnership.

A native of Winston-Salem, North Carolina, Angel holds a Bachelor of Science degree in Civil Engineering from North Carolina State University and an MBA from Loyola College in Baltimore.

About CSX

CSX, based in Jacksonville, Florida, is a premier transportation company. It provides rail, intermodal and rail-to-truck transload services and solutions to customers across a broad array of markets, including energy, industrial, construction, agricultural and consumer products. For nearly 200 years, CSX has played a critical role in the nation’s economic expansion and industrial development. Its network connects every major metropolitan area in the eastern United States, where nearly two-thirds of the nation’s population resides. It also links more than 240 short-line railroads and more than 70 ocean, river and lake ports with major population centers and farming towns alike. More information about CSX Corporation and its subsidiaries is available at www.csx.com. Like us on Facebook (http://facebook.com/OfficialCSX) and follow us on X, formerly known as Twitter (http://twitter.com/CSX).

Forward-looking Statements

This information and other statements by the company may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, margins, volumes, rates, cost-savings, expenses, taxes, liquidity, capital expenditures, dividends, share repurchases or other financial items, statements of management's plans, strategies and objectives for future operations, and management's expectations as to future performance and operations and the time by which objectives will be achieved, statements concerning proposed new services, and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “will,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate,” “preliminary” and similar expressions. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company updates any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by any forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements include, among others: (i) the company's success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic, political or business conditions, including those affecting the transportation industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; (v) the outcome of claims and litigation involving or affecting the company; (vi) natural events such as severe weather conditions or pandemic health crises; and (vii) the inherent uncertainty associated with projecting economic and business conditions.

Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company's SEC reports, accessible on the SEC's website at www.sec.gov and the company's website at www.csx.com.

Contact:

Matthew Korn, CFA, Investor Relations

904-366-4515

Austin Staton, Corporate Communications

855-955-6397

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